EX-99.(12)

Stradley Ronon Stevens & Young, LLP 2005 Market Street Suite 2600 Philadelphia, PA 19103 Telephone 215.564.8000 Fax 215.564.8120 www.stradley.com

Christopher C Scarpa
cscarpa@stradley.com
215.564.8106

April 17, 2020

Boards of Trustees, AIM International Mutual Funds (Invesco International Mutual Funds)
11 Greenway Plaza, Suite 1000, Houston, TX  77046
Boards of Trustees, AIM Sector Funds (Invesco Sector Funds)
11 Greenway Plaza, Suite 1000, Houston, TX  77046
Boards of Trustees, AIM Investment Funds (Invesco Investment Funds)
11 Greenway Plaza, Suite 1000, Houston, TX  77046
Boards of Trustees, AIM Investment Securities Funds (Invesco Investment Securities Funds)
11 Greenway Plaza, Suite 1000, Houston, TX  77046
Boards of Trustees, AIM Equity Funds (Invesco Equity Funds)
11 Greenway Plaza, Suite 1000, Houston, TX  77046
Boards of Trustees, AIM Counselor Series Trust (Invesco Counselor Series Trust)
11 Greenway Plaza, Suite 1000, Houston, TX  77046
Boards of Trustees, AIM Growth Series (Invesco Growth Series)
11 Greenway Plaza, Suite 1000, Houston, TX  77046

Re:
Agreement and Plan of Reorganization (“Agreement”) adopted as of February 14, 2020 by and among (i) each of the Invesco open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a “Target Entity”) separately, where applicable, on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); (ii) each of the Invesco open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”); and (iii) Invesco Advisers, Inc. (“IAI”)

Ladies and Gentlemen:

You have requested our opinion as to certain federal income tax consequences of the Reorganizations set forth on Exhibit A, attached hereto, of the Target Funds, pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities of the Target Fund in exchange for

Philadelphia, PA • Harrisburg, PA • Malvern, PA • Cherry Hill, NJ • Wilmington, DE • Washington, DC • New York, NY • Chicago, IL
A Pennsylvania Limited Liability Partnership

April 17, 2020

the corresponding class or classes of shares (as applicable) of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions of the Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”).  Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

In rendering our opinion, we have reviewed and relied upon: (a) a copy of the executed Agreement, dated as of February 14, 2020; (b) the Joint Information Statement/Prospectus provided to shareholders of the Target Funds dated February 26, 2020; (c) certain representations concerning the Reorganization made to us by the Acquiring Entities, on behalf of the Acquiring Funds, and the Target Entities, on behalf of the Target Funds, in a letter dated April 17, 2020 (the “Representation Letter”); (d) all other documents, financial and other reports and corporate minutes we deemed relevant or appropriate; and (e) such statutes, regulations, rulings and decisions as we deemed material in rendering this opinion.

For purposes of this opinion, we have assumed that each Target Fund on the Closing Date of the Reorganization satisfies, and immediately following the Closing Date of the Reorganization, each Acquiring Fund will continue to satisfy, the requirements of Subchapter M of the Code, for qualification as regulated investment companies.

Based on the foregoing, and provided the Reorganization is carried out in accordance with the applicable laws of the State of Delaware, the terms of the Agreement and the statements in the Representation Letter for the Target Funds and the Acquiring Funds, it is our opinion that for federal income tax purposes:

1.   The acquisition by the Acquiring Fund of substantially all of the Assets of the Target Fund, as provided for in the Agreement, in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
2.   No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.
3.   No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the Assets of the Target Fund in exchange solely for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

April 17, 2020

4.   No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.

5.   The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.
6.   The holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund pursuant to Section 1223(2) of the Code.
7.   No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.
8.   The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
9.   The holding period of the Acquiring Fund shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.
10.   For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Income Tax Regulations promulgated thereunder.
Notwithstanding anything to the contrary herein, we express no opinion as to the effect of the Reorganization on the Target Funds, the Acquiring Funds or any Target Fund shareholders with respect to any asset  (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

April 17, 2020

Our opinion is based upon the Code, the applicable Income Tax Regulations, the present positions of the Internal Revenue Service (the “Service”) as are set forth in published revenue rulings and revenue procedures, present administrative positions of the Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the date of the Reorganization.

Our opinion is conditioned upon the performance by the Acquiring Entities, on behalf of the Acquiring Funds, and the Target Entities, on behalf of the Target Funds, of the undertakings in the Agreement and the Representation Letter. Except as expressly set forth above, we express no other opinion to any party as to the tax consequences, whether federal, state, local or foreign, with respect to (i) the Reorganization or any transaction related to or contemplated by such Reorganization (or incident thereto) or (ii) the effect, if any, of the Reorganization on any other transaction and/or the effect, if any, of any such other transaction on the Reorganization.

We hereby consent to the use of this opinion as an exhibit to the registration statement of each Acquiring Fund on Form N-14, and any amendments thereto, covering the registration of the Acquiring Fund Shares under the Securities Act of 1933, as amended, to be issued in the Reorganization.

Very truly yours,

/s/ Stradley Ronon Stevens & Young, LLP
Stradley Ronon Stevens & Young, LLP

EXHIBIT A

CHART OF REORGANIZATIONS

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE

Invesco Global Growth Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	Invesco Global Small & Mid Cap Fund Growth Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	April 17, 2020
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Oppenheimer Discovery Mid Cap Growth Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Invesco Mid Cap Growth Fund, a series of AIM Sector Funds (Invesco Sector Funds)	April 17, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Multi-Asset Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Invesco Oppenheimer Capital Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	April 17, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Multi-Asset Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Invesco Oppenheimer Global Multi-Asset Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	April 17, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6
Exhibit A, Page 1

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE

Invesco Dividend Income Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Oppenheimer Dividend Opportunity Fund, a series of AIM Equity Funds (Invesco Equity Funds)	April 17, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Dividend Income Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Oppenheimer Equity Income Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	April 17, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Global Infrastructure Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Invesco Oppenheimer Global Infrastructure Fund, a series of AIM Investment Funds (Invesco Investment Funds)	April 17, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco American Value Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Oppenheimer Mid Cap Value Fund, a series of AIM Growth Series (Invesco Growth Series)	April 17, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Exhibit A, Page 2

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE

Invesco Real Estate Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Oppenheimer Real Estate Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	April 17, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Small Cap Value Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Oppenheimer Small Cap Value Fund, a series of AIM Sector Funds (Invesco Sector Funds)	April 17, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class R6

Invesco Technology Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Technology Sector Fund, a series of AIM Sector Funds (Invesco Sector Funds)	April 17, 2020
Class A	Class A
Class C	Class C
Class Y	Class Y

Exhibit A, Page 3

Stradley Ronon Stevens & Young, LLP 2005 Market Street Suite 2600 Philadelphia, PA 19103 Telephone 215.564.8000 Fax 215.564.8120 www.stradley.com

Christopher C Scarpa
cscarpa@stradley.com
215.564.8106

May 15, 2020

Boards of Trustees, AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
11 Greenway Plaza, Suite 1000, Houston, TX  77046
Boards of Trustees, AIM Growth Series (Invesco Growth Series)
11 Greenway Plaza, Suite 1000, Houston, TX  77046
Boards of Trustees, AIM Investment Securities Funds (Invesco Investment Securities Funds)
11 Greenway Plaza, Suite 1000, Houston, TX  77046
Boards of Trustees, AIM Counselor Series Trust (Invesco Counselor Series Trust)
11 Greenway Plaza, Suite 1000, Houston, TX  77046
Boards of Trustees, Invesco Management Trust
11 Greenway Plaza, Suite 1000, Houston, TX  77046
Boards of Trustees, AIM Sector Funds (Invesco Sector Funds)
11 Greenway Plaza, Suite 1000, Houston, TX  77046

Re:
Agreement and Plan of Reorganization (“Agreement”) adopted as of February 14, 2020 by and among (i) each of the Invesco open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a “Target Entity”) separately, where applicable, on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); (ii) each of the Invesco open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”); and (iii) Invesco Advisers, Inc. (“IAI”)

Ladies and Gentlemen:

You have requested our opinion as to certain federal income tax consequences of the Reorganizations set forth on Exhibit A, attached hereto, of the Target Funds, pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in

Philadelphia, PA • Harrisburg, PA • Malvern, PA • Cherry Hill, NJ • Wilmington, DE • Washington, DC • New York, NY • Chicago, IL
A Pennsylvania Limited Liability Partnership

May 15, 2020

connection with the liquidation of the Target Fund, all upon the terms and conditions of the Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”).  Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

In rendering our opinion, we have reviewed and relied upon: (a) a copy of the executed Agreement, dated as of February 14, 2020; (b) the Joint Information Statement/Prospectus provided to shareholders of certain of the Target Funds dated February 26, 2020 and the Proxy Statement/Prospectus provided to shareholders of the Invesco Oppenheimer Gold & Special Minerals Fund dated February 24, 2020; (c) certain representations concerning the Reorganization made to us by the Acquiring Entities, on behalf of the Acquiring Funds, and the Target Entities, on behalf of the Target Funds, in a letter dated May 15, 2020 (the “Representation Letter”); (d) all other documents, financial and other reports and corporate minutes we deemed relevant or appropriate; and (e) such statutes, regulations, rulings and decisions as we deemed material in rendering this opinion.

For purposes of this opinion, we have assumed that each Target Fund on the Closing Date of the Reorganization satisfies, and immediately following the Closing Date of the Reorganization, each Acquiring Fund will continue to satisfy, the requirements of Subchapter M of the Code, for qualification as regulated investment companies.

Based on the foregoing, and provided the Reorganization is carried out in accordance with the applicable laws of the State of Delaware, the terms of the Agreement and the statements in the Representation Letter for the Target Funds and the Acquiring Funds, it is our opinion that for federal income tax purposes:

1.   The acquisition by the Acquiring Fund of substantially all of the Assets of the Target Fund, as provided for in the Agreement, in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
2.   No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.
3.   No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the Assets of the Target Fund in exchange solely for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

May 15, 2020

4.   No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.
5.   The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.
6.   The holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund pursuant to Section 1223(2) of the Code.
7.   No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.
8.   The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
9.   The holding period of the Acquiring Fund shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.
10.   For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Income Tax Regulations promulgated thereunder.
Notwithstanding anything to the contrary herein, we express no opinion as to the effect of the Reorganization on the Target Funds, the Acquiring Funds or any Target Fund shareholders with respect to any asset  (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

May 15, 2020

Our opinion is based upon the Code, the applicable Income Tax Regulations, the present positions of the Internal Revenue Service (the “Service”) as are set forth in published revenue rulings and revenue procedures, present administrative positions of the Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the date of the Reorganization.

Our opinion is conditioned upon the performance by the Acquiring Entities, on behalf of the Acquiring Funds, and the Target Entities, on behalf of the Target Funds, of the undertakings in the Agreement and the Representation Letter. Except as expressly set forth above, we express no other opinion to any party as to the tax consequences, whether federal, state, local or foreign, with respect to (i) the Reorganization or any transaction related to or contemplated by such Reorganization (or incident thereto) or (ii) the effect, if any, of the Reorganization on any other transaction and/or the effect, if any, of any such other transaction on the Reorganization.

We hereby consent to the use of this opinion as an exhibit to the registration statement of each Acquiring Fund on Form N-14, and any amendments thereto, covering the registration of the Acquiring Fund Shares under the Securities Act of 1933, as amended, to be issued in the Reorganization.

Very truly yours,

/s/ Stradley Ronon Stevens & Young, LLP
Stradley Ronon Stevens & Young, LLP

EXHIBIT A

CHART OF REORGANIZATIONS

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE
Invesco Oppenheimer Rochester® California Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco California Tax-Free Income Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	May 15, 2020
Class A	Class A
Class A	Class C
Class Y	Class Y
Class R6	Class R6

Invesco Oppenheimer International Diversified Fund, a series of AIM Growth Series (Invesco Growth Series)	Invesco International Allocation Fund, a series of AIM Growth Series (Invesco Growth Series)	May 15, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Oppenheimer Main Street® Mid Cap Fund, a series of AIM Growth Series (Invesco Growth Series)	Invesco Mid Cap Core Equity Fund, a series of AIM Growth Series (Invesco Growth Series)	May 15, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Oppenheimer Portfolio Series: Moderate Investor Fund, a series of AIM Growth Series (Invesco Growth Series)	Invesco Moderate Allocation Fund, a series of AIM Growth Series (Invesco Growth Series)	May 15, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class S	Class S
Class R5	Class R5
Class R6	Class R6

Invesco Oppenheimer Rochester® Municipals Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco New York Tax Free Income Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	May 15, 2020
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R6	Class R6
Exhibit A, Page 1

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE
Invesco Government Money Market Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Oppenheimer Government Cash Reserves Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	May 15, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class R6

Invesco Intermediate Term Municipal Income Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco Oppenheimer Intermediate Term Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	May 15, 2020
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R6	Class R6

Invesco Short Term Bond Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Oppenheimer Limited-Term Bond Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	May 15, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Quality Income Fund, a series of AIM Growth Series (Invesco Growth Series)	Invesco Oppenheimer Limited-Term Government Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	May 15, 2020
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6
Exhibit A, Page 2

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE

Invesco Short Duration High Yield Municipal Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	May 15, 2020
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Conservative Income Fund, a series of Invesco Management Trust	Invesco Oppenheimer Ultra-Short Duration Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	May 15, 2020
Class Y	Class A
Class Y	Class Y
Class R6	Class R6

Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco Pennsylvania Tax Free Income Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	May 15, 2020
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R6	Class R6

Invesco Small Cap Growth Fund, a series of AIM Growth Series (Invesco Growth Series)	Invesco Small Cap Discovery Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	May 15, 2020
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Oppenheimer Gold & Special Minerals Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Gold & Precious Metals Fund, a series of AIM Sector Funds (Invesco Sector Funds)	May 15, 2020
Class A	Class A
Class A	Investor Class
Class C	Class C
Class Y	Class Y
Class R6	Class R6

Exhibit A, Page 3